Fees Summary	Jan. 28, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 287,499,993
Previously Paid Amount	0
Total Fee Amount	44,016.25
Total Offset Amount	0
Net Fee	$ 44,016.25